UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 15, 2019
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DXC TECHNOLOGY COMPANY
(Exact name of Registrant as specified in its charter)
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Nevada	001-38033	61-1800317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Boulevard
Tysons	,	Virginia	22102
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 245-9675
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DXC	New York Stock Exchange
2.750% Senior Notes Due 2025	DXC 25	New York Stock Exchange
1.750% Senior Notes Due 2026	DXC 26	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Stockholders was held on August 15, 2019. The Company previously filed with the Securities and Exchange Commission a Proxy Statement, which describes in detail each of the three proposals submitted to stockholders at the Annual Meeting. No item other than the three items addressed below and described in the Proxy Statement was submitted at the Annual Meeting for stockholder action.

The certified results of the matters voted upon at the Annual Meeting, which are more fully described in the Proxy Statement, are as follows:

1. Proposal to elect the Board's eleven nominees to the DXC board of directors:

DIRECTORS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Mukesh Aghi	196,436,461	4,402,448	509,535	24,308,898
Amy E. Alving	198,334,516	2,556,733	457,195	24,308,898
David L. Herzog	194,874,008	6,041,156	433,280	24,308,898
Sachin Lawande	198,987,630	1,824,044	536,770	24,308,898
J. Michael Lawrie	192,842,685	7,318,275	1,187,484	24,308,898
Mary L. Krakauer	198,553,771	2,357,386	437,287	24,308,898
Julio A. Portalatin	199,035,212	1,790,714	522,518	24,308,898
Peter Rutland	199,913,049	970,528	464,867	24,308,898
Michael J. Salvino	199,146,397	1,646,148	555,899	24,308,898
Manoj P. Singh	194,919,101	5,936,939	492,404	24,308,898
Robert F. Woods	199,796,069	1,095,124	457,251	24,308,898
Each of the nominees for director were elected to serve a one-year term, having received “FOR” votes from a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.
2. Proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending March 31, 2020:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
214,735,392	10,469,810	452,140	—
The proposal was approved, having received “FOR” votes from a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.
3. Proposal to approve, on an advisory basis, the executive compensation of DXC's name executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
158,074,721	42,545,831	727,892	24,308,898

The proposal was approved, having received “FOR” votes from a majority of the shares of the Company’s common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DXC TECHNOLOGY COMPANY

Dated:	August 16, 2019	By:	/s/ Paul N. Saleh
		Name:	Paul N. Saleh
		Title:	Executive Vice President and Chief Financial Officer